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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     AUGUST 17, 2000
                                                 ------------------------------
                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

       DELAWARE                       000-22366                 94-2878499
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 (State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


215 FOURIER AVENUE, FREMONT, CALIFORNIA                                   94539
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code     (510) 657-7400
                                                      -------------------------
                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On August 16, 2000, the Registrant issued a press release announcing the closing of the Series A financing for NewMillennia Solutions, Inc. in which the Registrant was lead investor.

Item 7.  Exhibits.

     On August 16, 2000, the Registrant issued a press release announcing the closing of the Series A financing for NewMillennia Solutions, Inc. in which the Registrant was lead investor.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CREDENCE SYSTEMS CORPORATION
                                       ----------------------------
                                       (Registrant)


Date:  August 17, 2000                 By   /S/ DENNIS P. WOLF
                                         -----------------------------------

                                       Name:    Dennis P. Wolf
                                       Title:   Executive Vice President, Chief
                                                Financial Officer and Secretary


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                                INDEX TO EXHIBITS




EXHIBIT NO.              DESCRIPTION
-----------              ------------

99.1 Press Release disseminated on August 16, 2000 announcing the closing of the Series A financing for NewMillennia Solutions, Inc. in which the Registrant was lead investor.